UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2024

RANGER GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53817	74-3206736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

0 West Park Avenue, Suite 207 Long Beach, NY	11561
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 442-1883

__________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On June 26, 2024, the board of directors, which functions as the registrant’s audit committee, and management of Ranger Gold Corp. (“we,” “us” or the “Company”) concluded that the financial statements for the three and nine months ended December 31, 2023 (collectively, the “December 2023 Financial Statements”) should no longer be relied upon.

In the course of preparing the financial statements of Ranger Gold Corp. (the “Company”) for the year ended March 31, 2023, management discovered that it failed to record the payment of certain accounts payable (the “Unrecorded Items”) in the audited financial statements as of for the fiscal year ended March 31, 2022 (the “Previously Issued Financial Statements”). The Unrecorded Items represented expenses incurred by the Company that were paid directly by management of the Company through personal accounts and not through the Company’s bank account. The failure to record the Unrecorded Items in the Previously Issued Financial Statements resulted in material errors in the Previously Issued Financial Statements and necessitated material changes to the stockholders’ equity section of the balance sheet and the statements of operations of the Previously Issued Financial Statements. The Company also failed to record the Unrecorded Items in the unaudited financial statements as of and for the quarters ended June 30, 2022, September 30, 2022 and December 31, 2022.

The Board of Directors of the Company (the “Board”) determined that the failure to record these transactions wase not the result of fraud but were errors of omission.

The Previously Issued Financial Statements had been filed with the Company’s registration statement on Form 10 that became effective under the Securities Exchange Act of 1934, as amended, on August 29, 2022 (the “Form 10”). On November 13, 2023, the Company filed an amendment to the Form 10 to amend and restate the Previously Issued Financial Statements and to amend and restate the unaudited financial statements as of and for the quarter ended June 30, 2022 that also were filed with the Form 10. The Company subsequently filed an amendment to its quarterly reports on Form 10-Q to amend and restate the financial statements as of and for the quarters ended September 30, 2022 and December 31, 2022.

In the course of preparing the financial statements of the Company for the year ended March 31, 2024, management determined that the amount of the Unrecorded Items reached the materiality threshold for the three and nine months ended December 31, 2023. Accordingly, the Board, after discussion with management of the Company and Michael Gillespie & Associates, PLLC, the Company’s independent registered public accounting firm, concluded that the December 2023 Financial Statements should no longer be relied upon and should be restated to correct the errors. The Company intends to file an amendment to its quarterly report on Form 10-Q for the three and nine months ended December 31, 2023 that will include the restated financial statements for the period then ended as soon as practicable.

For a more complete discussion of the errors in the Previously Issued Financial Statements and the other financial statements referenced in this Explanatory Note, please see the Company’s current report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 1, 2023 which can be found at:

https://www.sec.gov/ix?doc=/Archives/edgar/data/1434740/000147793223008015/rngr_8k.htm

All of the Company’s filings with the SEC may be viewed at:

https://www.sec.gov/edgar/browse/?CIK=1434740

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

104	Cover Page Interactive Data (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGER GOLD CORP.

Dated: July 1, 2024	By:	/s/ Bryan Glass
Bryan Glass
President

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